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                                                              EXHIBIT 10(c)

                                  BILL OF SALE


EFFECTIVE DATE:  January 20, 1998

PARTIES:

     ALBERT CREDIT, LLC, an
     Oregon Limited Liability Co.       ("Seller")

     CREDIT CONCEPTS, INC.,
     an Oregon corporation              ("Buyer")

AGREEMENTS:

     IN CONSIDERATION of the mutual promises of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

     1. TRANSFER OF ASSETS. Seller hereby conveys, transfers, assigns, grants, sells and delivers to Buyer, and Buyer acquires, accepts, and purchases all of the assets of Seller including, without limitation, those assets described in paragraphs 1.1 through 1.4 hereof ("Assets"):

     1.1  All cash of Seller;

     1.2  All equipment, furniture and fixtures owned by Seller;

     1.3  All inventories of supplies and merchandise owned by Seller;

     1.4 All general intangibles including, without limitation, all accounts and contract rights owned by Seller.

     2. FURTHER ASSURANCES. Seller shall execute and deliver to Buyer such further documents and instruments, if any, and take such other action that may be reasonably requested by Buyer to evidence this conveyance of the Assets.

     3. BINDING EFFECT. This Bill of Sale shall be effective as of the date hereof and shall inure to the benefit of and be binding upon the parties hereto and their successors or assigns.

SELLER:                            BUYER:

ALBERT CREDIT, LLC                 CREDIT CONCEPTS, INC.


By:                                /s/Thomas W. Palmer, Mgr/Mbr  By:  /s/Thomas
W. Palmer, Pres
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                         Title                         Title


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                         ASSUMPTION OF LIABILITIES


     IN CONNECTION WITH, and in consideration of, the conveyance under the Bill of Sale dated January 20, 1998 from ALBERT CREDIT, LLC, f/k/a Credit Concepts, L.L.C., an Oregon limited liability company, to CREDIT CONCEPTS, INC., an Oregon corporation, Credit Concepts, Inc. hereby assumes all of Albert Credit, LLC's obligations under each of the following:

     1.   Employment Contract with Kimberly Coleman dated September 24, 1997;

     2.   All Master Dealer Agreements made by Credit Concepts, L.L.C.;

     3. All Lease Agreements for office space and equipment made by Credit Concepts, L.L.C.; and

     4.   All outstanding Promissory Notes made by Credit Concepts, L.L.C.


Date:     January 20, 1998

                              CREDIT CONCEPTS, INC.


                              By:  /s/ Tom W. Palmer
                                   ------------------------
                                   Tom W. Palmer, President